As filed with the Securities and Exchange Commission on February 29, 2000

                                                Registration Nos. 333-1043
                                                                  811-7543
==========================================================================
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

             Pre-Effective Amendment No. ____              [ ]


             Post-Effective Amendment No. 22              [X]


                                  and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


             Amendment No.  37                             [X]


                            Variable Account A
                        (Exact name of Registrant)

                      Keyport Life Insurance Company
                            (Name of Depositor)

                125 High Street, Boston Massachusetts 02110
      (Address of Depositor's Principal Executive Offices (Zip Code)

     Depositor's Telephone Number, including Area Code:  617-526-1400

                       Bernard R. Beckerlegge, Esq.
                 Senior Vice President and General Counsel
                      Keyport Life Insurance Company
               125 High Street, Boston, Massachusetts 02110
                  (Name and Address of Agent for Service)

                                 copy to:
                            Joan E. Boros, Esq.
            Jorden Burt Boros Cicchetti Berenson & Johnson LLP
                    1025 Thomas Jefferson Street, N.W.
                           Washington, DC 20007


It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
( ) on [date] pursuant to paragraph (b) of Rule 485
( ) 60 days after filing pursuant to paragraph (a) of Rule 485
(X) on May 1, 2000 pursuant to paragraph (a) of Rule 485


Title of Securities Being Registered: Variable Portion of the Contracts Funded Through the Separate Account.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.
==========================================================================
Exhibit Index on Page ____

                    CONTENTS OF REGISTRATION STATEMENT



                             The Facing Sheet

                             The Contents Page

                           Cross-Reference Sheet

                                  PART A

                                Prospectus

                                  PART B

                    Statement of Additional Information

                                  PART C

                               Items 24 - 32

                              The Signatures

                                 Exhibits

This Amendment No. 22 to the Registration Statement on Form N-4 which initially became effective on October 18, 1996 (the "Registration Statement") is being filed pursuant to Rule 485(a) under the Securities Act of 1933, as amended, to supplement the Registration Statement with a separate prospectus and statement of additional information ("SAI"), and related exhibits, describing a specific form of the Group and Individual Flexible Premium Deferred Annuity Contracts. This Amendment relates only to the prospectus, SAI and exhibits included in this Amendment and does not otherwise delete, amend, or supersede any information contained in Post-Effective Amendment Nos. 19, 20 and 21 to the Registration Statement.

                                  PART A

                        May 1, 2000 Prospectus for




                          EXETER VARIABLE ANNUITY





                 Including Eligible Fund Prospectuses for




                       EXETER INSURANCE FUND, INC.:


                     Exeter Moderate Growth Portfolio

                          Exeter Growth Portfolio

                     Exeter Maximum Horizon Portfolio





                    STEINROE VARIABLE INVESTMENT TRUST:

               Stein Roe Money Market Fund, Variable Series

                              Prospectus for


                        The Exeter Variable Annuity


              Group and Individual Flexible Purchase Payment
                    Deferred Variable Annuity Contracts

                                 issued by

                            Variable Account A
                                    of
                      Keyport Life Insurance Company


This prospectus describes the Exeter variable annuity group Contracts and Certificates offered by Keyport Life Insurance Company. The prospectus also offers the Certificates in the form of Individual Contracts, where required by certain states. All discussion of Certificates applies to Contracts and Individual Contracts unless specified otherwise.


Under the Certificate, you may elect to have value accumulate on a variable basis. You may also elect to receive periodic annuity payments on either a variable or a fixed basis. This prospectus generally describes only the variable features of the Certificates. The Certificates are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments (except in Oregon where they are offered only on a single purchase payment basis).


We will allocate your purchase payments to the investment options in the proportions you choose. The Certificate currently offers four investment options, each of which is a Sub-account of Variable Account A. Currently, you may choose among the Sub-accounts investing in the following Eligible
Funds:

The Exeter Insurance Fund, Inc.: Exeter Moderate Growth Portfolio; and Exeter Growth Portfolio; Exeter Maximum Horizon Portfolio.


SteinRoe Variable Investment Trust: Stein Roe Money Market Fund, Variable
Series.

You may not purchase a Certificate if either you or the Annuitant are 80 years old or older before we receive your application. You may not purchase a tax-qualified Certificate if you or the Annuitant are 75 years old or older before we receive your application (age 80 applies to Roth
IRAs).


The purchase of a Contract or Certificate involves certain risks.
Investment performance of the Sub-accounts to which you may allocate purchase payments may vary based on the performance of the related Eligible Funds. We do not guarantee any minimum Certificate Value for amounts allocated to the Sub-accounts.


The Variable Account may offer other certificates with different features, fees and charges, and other Sub-accounts which may invest in different or additional mutual funds. Separate prospectuses and statements of additional information will describe other certificates. The agent selling the Certificates has information concerning the eligibility for and availability of the other certificates.


This prospectus contains important information about the Contracts and Certificates you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at 125 High Street, Boston, MA 02110, by calling (800) 437-4466; by writing Exeter Insurance Fund at P.O. Box 40610, Rochester, New York, 14604, or calling (800) 466-3863; or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 27 of this prospectus.

The date of this prospectus is May 1, 2000.


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             TABLE OF CONTENTS

                                                               Page
Definitions                                                     3
Summary of Certificate Features                                 4
Fee Table                                                       5

Example                                                         7

Explanation of Fee Table and Example                            7
Condensed Financial Information                                 8
Performance Information                                         9
Keyport and the Variable Account                                9
Purchase Payments and Applications                              10
Investments of the Variable Account                             11
  Allocations of Purchase Payments                              11
  Eligible Funds                                                11
  Transfer of Variable Account Value                            12
    Limits on Transfers                                         12
Substitution of Eligible Funds and Other
    Variable Account Changes                                    13
Deductions                                                      14
  Deductions for Certificate Maintenance Charge                 14
  Deductions for Mortality and Expense Risk Charge              14
  Deductions for Transfers of Variable Account Value            14
  Deductions for Premium Taxes                                  14
  Deductions for Income Taxes                                   15
  Total Variable Account Expenses                               15
Other Services                                                  15
The Certificates                                                15
  Variable Account Value                                        15
  Valuation Periods                                             15
  Net Investment Factor                                         16
  Modification of the Certificate                               16
  Right to Revoke                                               16
Death Provisions for Non-Qualified Certificates                 16
Death Provisions for Qualified Certificates                     18
Certificate Ownership                                           18
Assignment                                                      18
Partial Withdrawals and Surrender                               19
Annuity Provisions                                              19
  Annuity Benefits                                              19
  Annuity Option and Income Date                                19
  Change in Annuity Option and Income Date                      19
  Annuity Options                                               20
  Variable Annuity Payment Values                               21
  Proof of Age, Sex, and Survival of Annuitant                  22
Suspension of Payments                                          22


Tax Status                                                      23
  Introduction                                                  23
  Taxation of Annuities in General                              23
  Qualified Plans                                               25
  Individual Retirement Annuities                               25

  Annuity Purchases by Nonresident Aliens                       26

Variable Account Voting Privileges                              26
Sales of the Certificates                                       26
Legal Proceedings                                               26
Inquiries by Certificate Owners                                 26
Table of Contents--Statement of Additional
    Information                                                 27
Appendix A--Telephone Instructions                              28

                                DEFINITIONS

Accumulation Unit: A unit of measurement which we use to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Certificate Anniversary: Each anniversary of the Certificate Date.

Certificate Date: The date when the Certificate becomes effective.

Certificate Owner ("You"): The person(s) having the privileges of ownership defined in the Certificate.


Certificate Value: The Variable Account Value under your Certificate at any given time.


Certificate Withdrawal Value: The Certificate Value less any premium taxes and certificate maintenance charge.

Certificate Year: Each twelve-month period beginning on the Certificate Date and each Certificate Anniversary thereafter.

Company ("We", "Us", "Our", "Keyport"): Keyport Life Insurance Company.

Designated Beneficiary: The person designated to receive any death benefits under the Certificate.

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

In Force: The status of the Certificate before the Income Date so long as it is not totally surrendered, the Certificate Value under a Certificate does not go to zero, and there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Section 408(b) or 408A of the Internal Revenue Code ("Code").

Variable Account: Variable Account A which is a separate investment account of the Company into which purchase payments under the Certificates may be allocated. The Variable Account is divided into Sub-accounts which invest in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under the Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our office.

                      SUMMARY OF CERTIFICATE FEATURES

Because this is a summary, it does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements, which are different from the information in this prospectus, are described in supplements to this prospectus or in endorsements to the Certificates.

The Certificate

The Certificate is a flexible premium deferred variable annuity certificate. It is designed for retirement planning purposes. It allows you to allocate purchase payments to and receive annuity payments from the Variable Account.

The Variable Account is a separate investment account we maintain. If you allocate payments to the Variable Account, your accumulation values and annuity payments will fluctuate according to the investment performance of the Eligible Funds chosen.

Purchase of the Certificate

You may (except in Oregon) make multiple purchase payments. The minimum initial payment is $5,000. For individual retirement annuities the minimum payment is $2,000. The minimum amount for each subsequent payment is $1,000 or a lesser amount as we may permit from time to time which is currently $1,000. (See "Purchase Payments and Applications.")

Investment Choices


You can allocate and reallocate your investment among the Sub-accounts of the Variable Account which in turn invest in the Eligible Funds. Each Eligible Fund holds its assets separately from the assets of the other Eligible Funds. Each has its own investment objectives and policies described in the prospectuses for the Eligible Funds. Under the Certificate, the Variable Account currently invests in the following:

Exeter Insurance Fund Inc. ("Exeter Insurance Fund")
     Exeter Moderate Growth Portfolio ("EMGP")
     Exeter Growth Portfolio ("EGP")
     Exeter Maximum Horizon Portfolio ("EMHP")


SteinRoe Variable Investment Trust ("SteinRoe Trust")
     Stein Roe Money Market Fund, Variable Series ("SRMMF")

Fees and Charges

     Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge at an annual rate of .35% of your average daily net asset value in the Variable Account. (See
"Deductions for Mortality and Expense Risk Charge.")

     Certificate Maintenance Charge

We deduct an annual $35 certificate maintenance charge from Variable Account Value for administrative expenses. Prior to the Income Date, we reserve the right to change this charge for future years. In certain instances, we may waive this charge. (See "Deductions for Certificate Maintenance Charge.")

     Transfer Charge

Currently, there is no transfer charge. However, the Certificate permits us to charge you up to $25 for each transfer in excess of 12 in each year your Certificate is In Force.

     Premium Taxes

We charge premium taxes against your Certificate Value. Currently such premium taxes range from 0% to 5.0%. (See "Deductions for Premium Taxes.")

     Federal Income Taxes

You will not pay federal income taxes on the increases in the value of your Certificate. However, if you make a withdrawal, in the form of a lump sum payment, annuity payment, or make a gift or assignment you will be subject to federal income taxes on the increases in the value of your Certificate and may also be subject to a 10% federal penalty tax. (See "Tax Status.")

Free Look

Generally, you may revoke the Certificate by returning it to us within 10 days after you receive it. For most states, we will refund your Certificate Value, plus any distribution charges previously deducted, as of the date we receive the returned Certificate. You will bear the investment risk during the revocation period. In other states, we will return purchase payments. You may ask us for the rules that apply to your state. (See "Right to Revoke.")

                                 FEE TABLE

                  Certificate Owner Transaction Expenses

Sales Load Imposed on Purchases:                              0%
Maximum Contingent Deferred Sales Charge
  (as a percentage of purchase payments):                     0%
Maximum Total Certificate Owner Transaction Expenses1
  (as a percentage of purchase payments):                     0%
Certificate Maintenance Charge:                               $35

Variable Account Annual Expenses
  (as a percentage of average net assets)

Mortality and Expense Risk Charge:                           .35%
Total Variable Account Annual Expenses:                      .35%


         Exeter Insurance Fund and SteinRoe Trust Annual Expenses2
                  (as a percentage of average net assets)


                  Management          Other             Total Fund
                    Fees             Expenses            Operating
                 (After Any        (After Any         Expenses (After
                Waiver and/or      Waiver and/or     Any Waiver and/or
Fund            Reimbursement)3    Reimbursement)3      Reimbursement)3

EMGP            0.00% (1.00%)     1.20% (8.20%)       1.20%(9.20%)
EGP             0.00% (1.00%)     1.20% (3.11%)       1.20%(4.11%)
EMHP            0.00% (1.00%)     1.20% (7.56%)       1.20%(8.56%)
SRMMF            .35%              .17%                .52%


THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

1We reserve the right to impose a transfer fee after prior notice to Certificate Owners. Currently we do not impose any charge. Premium taxes are not shown. We deduct the amount of premium taxes, if any, when paid unless we elect to defer such deduction.


2All Exeter Insurance Fund and SteinRoe Trust expenses are for 1999. The Exeter Insurance Fund expenses reflect the manager's agreement to reimburse expenses above certain limits (see footnote 3).

3The manager of Exeter Insurance Fund has agreed to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Eligible Fund of Exeter Insurance Fund, so long as such reimbursement would not result in the Eligible Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: EMGP 1.20%, EGP 1.20%, EMHP 1.20%. The Exeter Insurance Fund manager's fee waiver and assumption of expenses agreement is voluntary and may be terminated at any time. The total percentages shown in the table for EMGP, EGP, and EMHP are after expense reimbursement. Each percentage shown in the parentheses is what the expenses would be without any expense reimbursement: for EMGP--1.00% for management fees, 8.20% for other expenses and 9.20% for total expenses; for EGP--1.00% for management fees, 3.11% for other expenses and 4.11% for total expenses; and for EMHP--1.00% for management expenses, 7.56% for other expenses and 8.56% for total expenses.

The manager of SteinRoe Trust has agreed until April 30, 2001 to reimburse all expenses, including management fees, in excess of the following percentage of the average net assets of each Eligible Fund SteinRoe Trust:
SRMMF .65%. The SteinRoe Trust's manager was not required to reimburse expenses as of the date of this prospectus.


                                  EXAMPLE

If you surrender your Certificate at the end of the periods shown you would pay the following expenses on a $1,000 investment assuming 5% annual return on assets.

Sub-Account        1 Year        3 Years        5 Years        10 Years


EMGP                $16            $51            $91            $225
EGP                  16             51             91             225
EMHP                 16             51             91             225
SRMMF                10             32             58             144


                   EXPLANATION OF FEE TABLE AND EXAMPLE

The purpose of the fee table is to illustrate the expense you may directly or indirectly bear under a Certificate. The table reflects expenses of the Variable Account as well as the Eligible Funds. You should read "Deductions" in this prospectus and the sections relating to expenses of the Eligible Funds in their prospectuses. The example does not include any taxes or tax penalties you may be required to pay if you surrender your Certificate.

The example assumes you did not make any transfers. We reserve the right to impose a transfer fee after we notify you. Currently, we do not impose any transfer fee. Premium taxes are not shown. We deduct the amount of any premium taxes (which range from 0% to 5%) from Certificate Value upon full surrender, death or annuitization.


The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus "Management" in the prospectus for Exeter Insurance Fund, and "How the Funds are Managed" in the prospectus for SteinRoe Trust.


                      CONDENSED FINANCIAL INFORMATION

                         Accumulation Unit Values*

             Accumulation     Accumulation     Number of
              Unit Value       Unit Value    Accumulation
               Beginning          End          Units End
Sub-Account     of Year         of Year         of Year      Year


EMGP           $12.018                                       1999
                11.350           12.018           0          1998
                10.104           11.350           0          1997
                10.000           10.104           0          1996

Available in 1996, 1997 and 1998 but no accumulation units were purchased

EGP             12.379                                       1999
                12.171           12.379      36,884          1998
                10.244           12.171           0          1997
                10.000           10.244           0          1996

    Available in 1996 and 1997 but no accumulation units were purchased

EMHP            13.316                                       1999
                12.861           13.316           0          1998
                10.434           12.861           0          1997
                10.000           10.434           0          1996

Available in 1996, 1997 and 1998 but no accumulation units were purchased

SRMMF           11.056                                       1999
                10.556           11.056           0          1998
                10.073           10.556           0          1997
                10.000           10.073           0          1996

Available in 1996, 1997 and 1998 but no accumulation units were purchased


* Accumulation Unit Values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

** Each $10.000 value is as of November 4, 1996, which is the date the Eligible Fund Sub-account first became available.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

                          PERFORMANCE INFORMATION

The Variable Account may from time to time advertise certain performance information concerning its various Sub-accounts.

Performance information is not an indicator of either past or future performance of a Certificate.

The Sub-accounts may advertise total return information for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the Sub-account over a given period of time.

Average annual total return information shows the average annual compounding percentage applied to the value of an investment in the Sub-account from the beginning of the measuring period to the end of that period. This average annual total return reflects all historical investment results, less all Sub-account and Certificate charges and deductions. Average total return is not reduced by any premium taxes. Average total return would be less if these taxes were deducted.

In order to calculate average annual total return, we divide the change in value of a Sub-account under a Certificate surrendered on a particular date by a hypothetical $1,000 investment in the Sub-account. We then annualize the resulting total rate for the period to obtain the average annual compounding percentage change during the period.

The Sub-accounts may present additional total return information computed on a different basis:

The Sub-accounts may present total return information as described above except there are no Certificate deductions for the certificate maintenance charge and premium taxes. Because there are no charges deducted, the calculation is simplified. We divide the change in a Sub-account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-account at the beginning of the period. This computation results in a twelve-month change rate. For longer periods it is a total rate for the period. We annualize the total rate in order to obtain the average annual percentage change in the Accumulation Unit value. The percentages would be lower if these charges were included.

The SRMMF Sub-account is a money market Sub-account that also may advertise yield and effective yield information. The yield of the Sub-account refers to the income generated by an investment in the Sub-account over a specifically identified seven-day period. We annualize this income by assuming that the amount of income generated by the investment during that week is generated each week over a fifty-two week period and is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-account and a Certificate but does not take into account premium tax charges. The yield would be lower if these charges were included.

We calculate the effective yield of the SRMMF Sub-account in a similar manner but, when annualizing the yield, we assume income earned by the Sub-account is reinvested. This compounding effect causes effective yield to be higher than yield.

                     KEYPORT AND THE VARIABLE ACCOUNT

We were incorporated in Rhode Island in 1957 as a stock life insurance company. Our executive and administrative offices are at 125 High Street, Boston, Massachusetts 02110. Our home office is at 695 George Washington Highway, Lincoln, Rhode Island 02865.


We write individual life insurance and individual and group annuity contracts that are "non-participating". That is, we do not pay dividends or benefits based on our financial performance. We are licensed to do business in all states except New York and are also licensed in the District of Columbia and the Virgin Islands. We are rated A (Excellent) by A.M. Best and Company, independent analysts of the insurance industry. Standard & Poor's ("S&P") rates us AA- for very strong financial security, Moody's rates us A2 for good financial strength and Duff & Phelps rates us AA for very high claims paying ability. The Best's A rating is in the second highest rating category, which also includes a lower rating of A-. S&P and Duff & Phelps have one rating category above AA and Moody's has two rating categories above A. The Moody's "2" modifier means that we are in the middle of the A category. The S&P and Duff & Phelps "-" modifier signifies that we are at the lower end of the AA category. These ratings reflect the opinion of the rating company as to our relative financial strength and ability to meet contractual obligations to our policyholders. Even though we hold the assets in the Variable Account separately from our other assets, our ratings may still be relevant to you since not all of our contractual obligations relate to payments based on those segregated assets.


We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

We are indirectly owned by Liberty Financial Companies, Inc. and are ultimately controlled by Liberty Mutual Insurance Company of Boston, Massachusetts, a multi-line insurance and financial services institution.

We established the Variable Account pursuant to the provisions of Rhode Island Law on January 30, 1996. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Certificates are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

                    PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Certificate Date. The minimum initial purchase payment is $5,000, and $2,000 for individual retirement annuities. You may make additional purchase payments. Each subsequent purchase payment must be at least $1,000 or any lesser amount we may permit. We may reject any purchase payment or any application.

If your application for a Certificate is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment to the Variable Account within two business days of receipt. If the application is incomplete, we will notify you and try to complete it within five business days. If it is not complete at the end of this period, we will inform you of the reason for the delay. The purchase payment will be returned immediately unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, the purchase payment will be applied within two business days of its completion.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error.

We will permit others to act on your behalf in certain instances, including:

     o We will accept an application for a Certificate signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.

     o We will issue a Certificate to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Certificate with a copy of an application containing that information. We will send you the Certificate and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the application or a Certificate delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Certificate is only to amounts so confirmed.

                    INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest the purchase payments you applied to the Variable Account in the Eligible Fund Sub-accounts chosen by you. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account or must specify the asset allocation model selected. (See "Other Services, The Programs".) The percentage for each Sub-account, if not zero, must be at least 5% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person have given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix A. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds


The Eligible Funds are the separate funds listed within Exeter Insurance Fund and the SteinRoe Trust. Keyport and the Variable Account may enter into agreements with other mutual funds for the purpose of making such mutual funds available as Eligible Funds under certain Certificates.


We do not promise that the Eligible Funds will meet their investment objectives. Amounts you have allocated to Sub-accounts may grow, decline, or grow less in value than you expect, depending on the investment performance of the Sub-accounts in which the Eligible Funds invest. You bear the investment risk that those Sub-accounts possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-accounts of the Variable Account.


All the Eligible Funds are funding vehicles for variable annuity contracts and variable life insurance policies offered by our separate accounts. The Eligible Funds are also available for the separate accounts of insurance companies affiliated and unaffiliated with us. The risks involved in this "mixed and shared funding" are disclosed in the Eligible Fund prospectuses under the following captions: Exeter Insurance Fund - "Sales and Redemptions"; and the SteinRoe Trust - "The Trust".

Exeter Advisors, Inc. ("Exeter Advisors"), a division of Manning & Napier Advisors, Inc., acts as Exeter Insurance Fund's investment adviser. Exeter Advisors also is generally responsible for supervision of the overall business affairs of Exeter Insurance Fund, including supervision of service providers to the Fund and direction of Exeter Advisors' directors, officers or employees who may be elected as officers of Exeter Insurance Fund to serve as such.


Stein Roe & Farnham Incorporated ("Stein Roe"), an affiliate is the investment adviser for the Eligible Fund of SteinRoe Trust.


We have briefly described the Eligible Funds below. You should read the current prospectuses for the Eligible Funds for more details and complete information. The prospectuses are available, at no charge, from a salesperson or by writing to us or by calling (800) 437-4466. The prospectus may also be obtained by writing Exeter Insurance Fund, Inc. at P.O. Box 40610, Rochester, New York 14604, or calling (800) 466-3863.

Eligible Funds of Exeter Insurance
Fund and Variable Account Sub-Accounts          Investment Objective

Exeter Moderate Growth Portfolio                Seeks with equal emphasis
  (EMGP Sub-account)                            long-term growth and
                                                preservation of capital.

Exeter Growth Portfolio                         Seeks long-term growth of
  (EGP Sub-account)                             capital.  The secondary
                                                objective is the
                                                preservation of capital.

Exeter Maximum Horizon Portfolio                Seeks to achieve the high
  (EMHP Sub-account)                            level of long-term
                                                capital growth typically
                                                associated with the stock
                                                market.


Eligible Fund of SteinRoe Trust and
Variable Account Sub-Account                    Investment Objective

Stein Roe Money Market Fund, Variable Series    Seeks to provide high
  (SRMMF Sub-account)                           current income from
                                                short-term money market
                                                instruments while
                                                emphasizing preservation
                                                of capital and maintaining
                                                excellent liquidity.

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account.

We may charge a transfer fee and limit the number of transfers that you can make in a time period. Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Certificate Value being lower than it would have been if you had been able to make the transfer.

Limits on Transfers

Currently, we do not limit the number of frequency of transfers. We do not charge a transfer fee for each transfer in excess of 12 in each Certificate Year, except as follows:

     o We impose a transfer limit of one transfer every thirty days, or such other period as we may permit, for transfers on behalf of multiple Certificates by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer, and

     o We limit each transfer to a maximum of $500,000, or such greater amount as we may permit. We treat all transfer requests for a Certificate made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Certificate you own. The total combined transfer amount is subject to the $500,000 limitation. If the total amount of the requested transfers exceeds $500,000, we will not execute any of the transfers, and

     o We treat as a single transfer all transfers made on the same day on behalf of multiple Certificates by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer.
        The $500,000 limitation applies to such transfers. If the total amount of the requested transfers exceeds $500,000, we will not execute any of the transfers.

If we have executed a transfer with respect to your Certificate as part of a multiple transfer request, we will not execute another transfer request for your Certificate for thirty days.

By applying these limitations we intend to protect the interests of individuals who do and those who do not engage in significant transfer activity among Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may cause an adverse affect on the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because the Eligible Fund must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in fund transaction costs which all Certificate Owners must indirectly bear.

We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. The fee will not exceed $25.

You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix A. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account, or further investment in the shares of an Eligible Fund is no longer appropriate under the Certificate, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in the operation of the Variable Account and Eligible Funds:

     o  to operate the Variable Account in any form permitted by law;

     o to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

     o to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

     o  to add, combine or remove Sub-accounts in the Variable Account; and

     o to change how charges are assessed, so long as the total charges do not exceed the maximum amount that may be charged to the Variable Account and the Eligible Funds in connection with the Certificates.

                                DEDUCTIONS

Deductions for Certificate Maintenance Charge

We charge an annual certificate maintenance charge of $35 per Certificate Year. Before the Income Date we do not guarantee the amount of the certificate maintenance charge and may change it. This charge reimburses us for our expenses incurred in maintaining your Certificate.

On the Income Date, we will subtract a pro-rata portion of the charge due on the next Certificate Anniversary from the Variable Account Value. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date. We will deduct the charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

Once annuity payments begin, the certificate maintenance charge is guaranteed not to increase. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts. The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee the Death Benefits described in "Death Provisions". We also assume an expense risk since the certificate maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses.

We deduct a mortality and expense risk charge from each Sub-account. The mortality and expense risk charge is equal, on an annual basis, to .35% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date. We may deduct less than the full charge from Sub-account values attributable to Certificates issued to our employees and other persons specified in "Sales of the Certificates". Additionally, we may, in certain circumstances described in "Sales of the Certificates" offer to credit additional interest from our general account to a purchase payment upon receipt as an allowance for future deductions of the mortality and expense risk charge.

Deductions for Transfers of Variable Account Value

The Certificate allows us to charge a transfer fee. Currently, we do not charge such a fee. We will notify you prior to the imposition of any fee and the fee will not exceed $25.

Deductions for Premium Taxes


We deduct the amount of any premium taxes required by any state or governmental entity. We deduct premium taxes from Certificate Value when they are paid. The actual amount of any such premium taxes will depend, among other things, on the type of Certificate you purchase (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, and the insurance tax laws of such states. Currently such premium taxes range from 0% to 5.0% of either total purchase payments or Certificate Value.


Deductions for Income Taxes

We will deduct income taxes from any amount payable under the Certificate that a governmental authority requires us to withhold. See "Income Tax Withholding".

Total Variable Account Expenses

Total Variable Account expenses you will incur will be the certificate maintenance charge and the mortality and expense risk charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions and expenses paid out of the assets of the Eligible Funds. The prospectus for the Eligible Fund describes these deductions and expenses.

                              OTHER SERVICES

The Program. We offer the following investment related program which is available only prior to the Income Date:

    o  systematic withdrawal program.

This program has its own requirements, as discussed below. We reserve the right to terminate the program.

If you have submitted a telephone authorization form, you may make certain changes by telephone. We describe the current conditions and procedures in Appendix A.

Systematic Withdrawal Program. To the extent permitted by law, if you enroll in the systematic withdrawal program, we will make monthly, quarterly, semi-annual or annual distributions of a set dollar amount directly to you. We will treat such distributions for federal tax purposes as any other withdrawal or distribution of Certificate Value. You may specify the amount of each partial withdrawal, subject to a minimum of $100. You may make systematic withdrawals from any Sub-accounts.

Unless you specify the Sub-account(s) from which you want withdrawals of Certificate Value made, or if the amount in a specified Sub-account is less than the predetermined amount, we will make withdrawals under the program in the manner specified for partial withdrawals in "Partial Withdrawals and Surrender." We will process all Sub-account withdrawals under the program by canceling Accumulation Units equal in value to the amount to be distributed to you.
                             THE CERTIFICATES

Variable Account Value


The Variable Account Value for your Certificate is based on the sum of your proportionate interest in the value of each Sub-account to which you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make results in the credit of additional Accumulation Units to your Certificate and the appropriate Sub-account. Purchase payments are credited to your Certificate using the Accumulation Unit value that is next calculated after we receive your purchase payment. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment.


Valuation Periods


We determine the value of the Variable Account each valuation period using the net asset value of the Eligible Fund shares. A valuation period is the period beginning at 4:00 P.M.(ET) which is the close of trading on the New York Stock Exchange and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.


When we first purchased Eligible Fund shares on behalf of the Variable Account, we valued each Accumulation Unit at a specified dollar amount. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a / b) - c, where:


(a)  is equal to:

    (i) the net asset value per share of the Eligible Fund at the end of the valuation period; plus

    (ii) the per share amount of any distribution the Eligible Fund made if the "ex-dividend" date occurs during that same valuation period.

(b) is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

(c)  is equal to:

    (i) the valuation period equivalent of the daily mortality and expense risk charge; plus

    (ii) a charge factor for any tax provision established by us as a result of the operations of that Sub-account.

Modification of the Certificate

Only our President or Secretary may agree to alter the Certificate or waive any of its terms. A change may be made to the Certificate if there have been changes in applicable law or interpretation of law. Any changes will be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke


You may return the Certificate within 10 days after you receive it by delivering or mailing it to us or Exeter Insurance Fund, Inc., P.O. Box 40610, Rochester, New York, 14604. The postmark on a properly addressed and postage-prepaid envelope determines if a Certificate is returned within the period. We will treat the returned Certificate as if we never issued it and will refund either the Certificate Value or purchase payments, whichever is required by state law.

If we deliver your Certificate to you in California and you are age 60 or older, you may return the Certificate to us, Exeter Insurance Fund's office, or to the agent from whom you purchased it. If you return the Certificate within 30 days after you receive it, we will refund the Certificate Value.


              DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. If while the Certificate is In Force, you or any Joint Certificate Owner dies, or if the Annuitant dies when a non-natural person (such as a trust) owns the Certificate, we will treat the Designated Beneficiary as the Certificate Owner after such a death.

If the decedent's surviving spouse is the sole Designated Beneficiary, he or she will automatically become the new sole primary Certificate Owner as of the decedent's date of death. If the decedent was the Annuitant, the new Annuitant will be any living contingent annuitant, otherwise the surviving spouse. The Certificate can stay In Force until another death occurs. Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate may remain In Force for a period not to exceed five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Certificate for its surrender value. If the Certificate is still in effect at the end of the five-year period, we will automatically end it by paying the Certificate Value to the Designated Beneficiary. If the Designated Beneficiary is not then alive, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

The Covered Person under this paragraph shall be the decedent if he or she is the first to die among you, any joint Certificate Owner or Annuitant. If there is a non-natural Certificate Owner such as a trust, the Annuitant shall be the Covered Person.

Upon the death of the Covered Person, we will increase the Certificate Value so that it equals the death benefit amount if it is less than the death benefit amount ("DBA"). The DBA at issue is the initial purchase payment. Thereafter, it is the prior death benefit plus any additional purchase payments, less any partial withdrawals and any applicable surrender charges.

When we receive due proof of the Covered Person's death, we will compare, as of the date of death, the Certificate Value and the DBA. If the Certificate Value was less than the DBA, we will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death.

We allocate the amount credited, if any, to the Variable Account based on the purchase payment allocation selection in effect when we receive due proof of death. If the Designated Beneficiary does not surrender the Certificate, it will continue for the time period specified above.

Payment of Benefits. Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:

     o the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

     o payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

     o any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time during which the remaining payments are to be made.


Death of Certain Non-Certificate Owner Annuitant. These provisions apply if, while the Certificate is In Force, the Annuitant dies, the Annuitant is not the Certificate Owner, or joint Certificate Owner and the Certificate Owner is a natural person. The Certificate will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant. If there is no contingent annuitant, you will be the new Annuitant. If the Annuitant dies before you and any joint Certificate Owner, then the Annuitant is the Covered Person and we will increase the Certificate Value, as provided below, if it is less than the DBA, as defined above.


When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Certificate Value and the DBA. If the Certificate Value is less than the DBA, we will increase the Certificate Value by the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death. We allocate the amount credited, if any, to the Variable Account based on the purchase payment allocation selection in effect when we receive due proof of death.

                DEATH PROVISIONS FOR QUALIFIED CERTIFICATES

Death of Annuitant. If the Annuitant dies while the Certificate is In Force, the Designated Beneficiary will control the Certificate. We will increase the Certificate Value, as provided below, if it is less than the DBA as defined above. When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, we will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death. We will allocate the amount credited, if any, to the Variable Account based on the purchase payment allocation selection in effect when we receive due proof of death.

If the Designated Beneficiary does not surrender the Certificate, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the period, we will automatically end it then by paying the Certificate Withdrawal Value to the Designated Beneficiary. If the Designated Beneficiary is not alive then, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

Payment of Benefits. You or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:

     o the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

     o payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

     o any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                           CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application and you may exercise all the rights of the Certificate. Joint Certificate Owners are permitted. Contingent Certificate Owners are not permitted.

You may direct us in writing to change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. An irrevocably-named person may be changed only with the written consent of that person.

Because a change of Certificate Owner by means of a gift may be a taxable event, you should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. You should consult the plan administrator and a competent tax adviser as to the tax consequences resulting from such a transfer.

                                ASSIGNMENT

You may assign the Certificate at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Certificate may have limitations on your ability to assign the Certificate.

Because an assignment may be a taxable event, you should consult a competent tax adviser as to the tax consequences resulting from any such assignment.

                     PARTIAL WITHDRAWALS AND SURRENDER

You may make partial withdrawals from the Certificate by notifying us in writing. The minimum withdrawal amount is $300. We may permit a lesser amount with the systematic withdrawal program. If the Certificate Value after a partial withdrawal would be below $2,500, we will treat the request as a withdrawal of only the amount over $2,500. Unless you specify otherwise, we will deduct the total amount withdrawn from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value.

You may totally surrender the Certificate by notifying us in writing. Surrendering the Certificate will end it. Upon surrender, you will receive the Certificate Withdrawal Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may purchase for yourself an annuity payment option with any surrender benefit of at least $5,000. If the Certificate Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not surrender annuity options based on life contingencies after annuity payments have begun. You may surrender Option A, described in "Annuity Options" below, which is not based on life contingencies, if you have selected a variable payout.


Because of the potential tax consequences of a partial withdrawal or surrender, you should consult a competent tax adviser.


                            ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, we will begin payments under the annuity option or options you have chosen. We determine the amount of the payments on the Income Date by: applying the payments to the option you choose for your Certificate Value and subtracting any premium taxes not previously deducted and any applicable certificate maintenance charge.

Annuity Option and Income Date

You may select an Annuity Option and Income Date at the time of application. If you do not select an Annuity Option, we will automatically choose Option B. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the earlier of:


     o the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary, or

     o  any maximum date permitted under state law.

You may continue to make purchase payments until you reach your Income
Date.


Change in Annuity Option and Income Date

You may choose or change an Annuity Option or the Income Date by writing us at least 30 days before the Income Date. However, any Income Date must be:

     o for fixed annuity options, not earlier than the first Certificate Anniversary; and


     o  not later than the earlier of
       (i) the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary or
       (ii) any maximum date permitted under state law.


Annuity Options

The Annuity Options are:

Option A: Income for a Fixed Number of Years;

Option B: Life Income with 10 Years of Payments Guaranteed; and

Option C: Joint and Last Survivor Income.

You may arrange other options if we agree. Each option is available in two forms -- as a variable annuity for use with the Variable Account and as a fixed annuity for use with our general account. Variable annuity payments will fluctuate. Fixed annuity payments will not fluctuate. We will determine the dollar amount of each fixed annuity payment by:

     (o) deducting from the Certificate Value any premium taxes not previously deducted and any applicable certificate maintenance charge;

     (o) then dividing the remainder by $1,000; and

     (o) multiplying the result by the greater of:
         (i) the applicable factor shown in the appropriate table in the Certificate; or
         (ii) the factor we currently offer at the time annuity payments begin.

We may base this current factor on the sex of the payee unless we are prohibited by law from doing so.

If you do not select an Annuity Option we will automatically apply Option
B. Unless you choose otherwise, we will apply Variable Account Value, (less any premium taxes not previously deducted and less any applicable certificate maintenance charge) to a variable annuity option. The same amount applied to a variable option and a fixed option will produce a different initial annuity payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we have the right to reduce the frequency of payments to a period that will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. We will pay an annuity for a chosen number of years, not less than 5 nor more than 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment. We refer to Option A as Preferred Income Plan (PIP). At any time while we are making variable annuity payments, the payee may elect to receive the following amount: the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option (for the variable annuity this interest rate is 6% per year (5% per year for Oregon and Texas Certificates), unless at the time you chose Option A you selected 3% per year in writing). Instead of receiving a lump sum, the payee may elect another payment option.

If, at the death of the payee, Option A payments have been made for fewer than the chosen number of years:

     o we will continue payments during the remainder of the period to the successor payee; or

     o the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (5% per year for Oregon and Texas Certificates), unless the payee chose 3% per year at the time the option was selected.

The mortality and expense risk charge is deducted during the Option A payment period if a variable payout has been selected, but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option A. Under this option, we convert your annual payment into twelve equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described below in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in twelve equal monthly payments. The sum of the twelve monthly payments will exceed the annual payment amount because of an interest rate factor we use, which will vary from year to year. If the payments are commuted, (1) we will use the commutation method described above for calculating the present value of remaining annual payments and (2) use the interest rate that determined the current twelve monthly payments to commute any unpaid monthly payments.

See "Annuity Payments" for the manner in which Option A may be taxed.

Option B: Life Income with 10 Years of Payments Guaranteed. We will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

     o we will continue payments during the remainder of the period to the successor payee; or

     o such successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (5% per year for Oregon and Texas Certificates), unless the payee had chosen 3% per year at the time the option was selected.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option C: Joint and Last Survivor Income. We will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment or to receive only two annuity payments if both payees die after receipt of the second payment and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by using an annuity purchase rate based on an assumed annual investment return of 6% per year (5% per year for Oregon and Texas Certificates), unless you choose 3% in writing. Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to:

     o  the sum of all Sub-account payments; less

     o  the pro-rata amount of the annual certificate maintenance charge.

Currently, there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment and deduct any overpayments, unless repaid in one sum, from future annuity payments until we are repaid in full.

                          SUSPENSION OF PAYMENTS

We reserve the right to suspend or postpone any type of payment from the Variable Account for any period when:


     o the New York Stock Exchange is closed other than customary weekend or holiday closings;
     o   trading on the Exchange is restricted;
     o an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or
     o the Securities and Exchange Commission permits delay for the protection of security holders. The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the prior two conditions described above exist.


                                TAX STATUS

Introduction

This discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. We make no attempt to consider any applicable state or other tax laws. Moreover, this discussion is based upon our understanding of current federal income tax laws as they are currently interpreted. We make no representation regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

The Certificate is for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Certificate and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General


Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial withdrawal, an assignment or gift of the Certificate, or annuity payments. A trust or other entity owning a Non-Qualified Certificate, other than as an agent for an individual, is taxed differently; increases in the value of a Certificate are taxed yearly whether or not a distribution occurs.

Surrenders, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Certificate, the portion of the payment that exceeds your cost basis in the Certificate is subject to tax as ordinary income. For Non-Qualified Certificates, the cost basis is generally the amount of the purchase payments made for the Certificate. For Qualified Certificates, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum surrender benefit after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Certificate. If the Designated Beneficiary elects to receive annuity payments that begin within one year of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of their basis.

Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent Certificate Value exceeds purchase payments. Then, to the extent the Certificate Value does not exceed purchase payments, such withdrawals are treated as a non-taxable return of principal to you. For partial withdrawals under a Qualified Certificate, payments are treated first as a non-taxable return of principal up to the cost basis and then a taxable return of income. Since the cost basis of Qualified Certificates is generally zero, partial withdrawal amounts will generally be fully taxed as ordinary income.


If you assign or pledge a Non-Qualified Certificate, you will be treated as if you had received the amount assigned or pledged. You will be subject to taxation under the rules applicable to partial withdrawals or surrenders. If you give away your Certificate to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Certificate.

A special computational rule applies if we issue to you, during any calendar year, two or more Certificates, or one or more Certificates and one or more of our other annuity contracts. Under this rule, the amount of any distribution includable in your gross income is determined under
Section 72(e) of the Code. All of the contracts will be treated as one contract. We believe this means the amount of any distribution under any one Certificate will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Certificates or contracts exceeds the sum of each contract's cost basis.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula which establishes the ratio that the cost basis of your values allocated to fixed payments bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Annuity Option A, pursuant to which each annual payment is placed in our general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on the following amounts received:

     o  after the taxpayer attains age 59-1/2;

     o in a series of substantially equal payments made for life or life expectancy;

     o after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the Annuitant);

     o  if the taxpayer becomes totally and permanently disabled; or


     o under a Non-Qualified Certificate's annuity payment option that provides for a series of substantially equal payments; provided that only one purchase payment is made to the Certificate, that the Certificate is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Certificate Year.


Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply.

Section 1035 Exchanges. You may purchase a Non-Qualified Certificate with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:

     o the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified
        Certificates";

     o purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and

     o purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:
        (i)   the penalty tax does not apply to any distribution;
        (ii) partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and
        (iii) assignments are not treated as surrenders subject to taxation.

We base our understanding of the above principally on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Certificate as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate will not be treated as an annuity contract. As a consequence, income earned on a Certificate would be taxable to you in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, we would be subjected to federal income taxes on assets in the Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which your control of the investments of a segregated asset account may cause you, rather than us, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Certificate. We, however, have reserved certain rights to alter the Certificate and investment alternatives so as to comply with such regulations. Since no regulations have been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, you are urged to consult with your tax adviser.

Qualified Plans

The Certificate is for use with Qualified Plans. The tax rules applicable to participants in Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Certificate with Qualified Plans. Participants under a Qualified Plan as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Certificate issued in connection therewith. Following is a brief description of the type of Qualified Plans and of the use of the Certificate in connection with them. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

Individual Retirement Annuities

Sections 408(b) and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" and "Roth IRA", respectively. These individual retirement annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible to contribute, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a
Section 408(b) Individual Retirement Annuity.


Annuity Purchases by Nonresident Aliens

The discussion above provides general information regarding federal income tax consequences to annuity purchasers who are U.S. citizens or resident aliens. Purchasers who are not U.S. citizens or are resident aliens will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower rate applies in a U.S. treaty with the purchaser's country. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.


                    VARIABLE ACCOUNT VOTING PRIVILEGES

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Certificate prior to the Income Date. The number of shares held in each Sub-account which are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having a voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

                         SALES OF THE CERTIFICATES

Keyport Financial Services Corp. ("KFSC"), our subsidiary, serves as the principal underwriter for the Certificate described in this prospectus. Salespersons who represent us as variable annuity agents will sell the Certificates. Such salespersons are also registered representatives of broker/dealers who have entered into distribution agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110. A dealer selling the Certificate receives no commission.

                             LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. We are engaged in various kinds of routine litigation which, in our judgment, is not of material importance in relation to our total capital and surplus.

                      INQUIRIES BY CERTIFICATE OWNERS


You may write us with questions about your Certificate at 125 High Street, Boston, MA 02110, or call (800) 367-3653 or write Exeter Insurance Fund, Inc. at P.O. Box 40610, Rochester, New York 14604 or call (800) 466-3863.


          TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

                                                        Page
Keyport Life Insurance Company                            2
Variable Annuity Benefits                                 2
  Variable Annuity Payment Values                         2
  Re-Allocating Sub-account Payments                      3
  Custodian                                               4
Principal Underwriter                                     4
Experts                                                   4
Investment Performance                                    5
  Yields for Stein Roe Money Market Fund Sub-account      6
Financial Statements                                      6
  Variable Account A                                      7
  Keyport Life Insurance Company                          37

                                APPENDIX A

                          TELEPHONE INSTRUCTIONS

Telephone Transfers of Certificate Values


1. If there are joint Certificate Owners, both must authorize us and Exeter Insurance Fund, Inc. ("Exeter Insurance Fund") to accept telephone instructions but either Certificate Owner may give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our or Exeter Insurance Fund's satisfaction.

3. Neither we, Exeter Insurance Fund, nor any person acting on our or its behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we and/or Exeter Insurance Fund will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we and/or Exeter Insurance Fund does not, we and/or Exeter Insurance Fund may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction executed may cause your Certificate Value to be lower than it would be had no instruction been executed.


4. We record all conversations with disclosure at the time of the call.


5. The application for the Certificate may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we, Exeter Insurance Fund or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we, Exeter Insurance Fund nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:

    o   we and/or Exeter Insurance Fund receive your written revocation,
    o   we and/or Exeter Insurance Fund discontinues the privilege, or
    o we and/or Exeter Insurance Fund receives written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 and/or Exeter Insurance Fund at (800) 466-3863 before the 4:00 P.M. Eastern Time close of trading on the New York Stock Exchange they will be initiated that day based on the unit value prices calculated at the close of that day. Instructions received after the close of trading on the NYSE will be initiated the following business day.

8. Once we and/or Exeter Insurance Fund accept instructions, they may not be canceled.

9. You must make all transfers in accordance with the terms of the Certificate and current prospectus. If your transfer instructions are not in good order, we and/or Exeter Insurance Fund will not execute the transfer and will notify the caller within 48 hours.


10. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.


Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

                              Distributed by:
                     Keyport Financial Services Corp.
                  125 High Street, Boston, MA 02110-2712


                                Issued by:
                      Keyport Life Insurance Company
                  125 High Street, Boston, MA 02110-2712



[ ] Yes. I would like to receive the Exeter Variable Annuity Statement of Additional Information.
[ ] Yes. I would like to receive the Exeter Insurance Fund, Inc. Statement of Additional Information.

[ ] Yes. I would like to receive the SteinRoe Variable Investment Trust Statement of Additional Information.

Name

Address

City  State  Zip

                            BUSINESS REPLY MAIL
                             FIRST CLASS MAIL
                              PERMIT NO. 6719
                                BOSTON, MA

                              POSTAGE WILL BE
                             PAID BY ADDRESSEE

                        KEYPORT LIFE INSURANCE CO.
                              125 HIGH STREET
                           BOSTON, MA 02110-9773


                                NO POSTAGE
                                 NECESSARY
                                 IF MAILED
                                  IN THE
                               UNITED STATES

                                  PART B

                    STATEMENT OF ADDITIONAL INFORMATION

              GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                    DEFERRED VARIABLE ANNUITY CONTRACT
                                 ISSUED BY
                            VARIABLE ACCOUNT A
                                    OF
                KEYPORT LIFE INSURANCE COMPANY ("Keyport")




This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Exeter Variable Annuity prospectus dated May 1, 2000. This SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Keyport at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466. It may also be obtained by writing Exeter Insurance Fund, Inc. at P.O. Box 40610, Rochester, New York 14604, or by calling (800) 466-3868.



                             TABLE OF CONTENTS

                                                                 Page

Keyport Life Insurance Company.....................................2
Variable Annuity Benefits..........................................2
  Variable Annuity Payment Values..................................2
  Re-Allocating Sub-Account Payments...............................3
Custodian..........................................................4
Principal Underwriter..............................................4
Experts............................................................4
Investment Performance.............................................4
  Yields for Stein Roe Money Market Sub-Account....................5
Financial Statements...............................................6
  Variable Account A...............................................7
  Keyport Life Insurance Company...................................37



The date of this statement of additional information is May 1, 2000.







mn2000.sai

                      KEYPORT LIFE INSURANCE COMPANY


Liberty Mutual Insurance Company ("Liberty Mutual"), a multi-line insurance company, is the ultimate corporate parent of Keyport. Liberty Mutual ultimately controls Keyport through the following intervening holding company subsidiaries: Liberty Mutual Equity Corporation, LFC Holdings Inc., Liberty Financial Companies, Inc. ("LFC") and SteinRoe Services, Inc. Liberty Mutual, as of December 31, 1999, owned, indirectly, approximately 72% of the combined voting power of the outstanding stock of LFC (with the balance being publicly held). For additional information about Keyport, see page 6 of the prospectus.


                         VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, the total dollar amount of each periodic payment will be equal to: (a) the sum of all Sub-account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

The first payment for each Sub-Account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option; or
(b) the factor currently offered by Keyport at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Keyport uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.


When Keyport first purchased Eligible Fund shares on behalf of the Variable Account, Keyport valued each Annuity Unit for each Sub-Account at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. (See "Net Investment Factor" in the prospectus.) This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Keyport calculates a net investment factor for each Sub-Account by dividing (a) by
(b), where:


  (a)  is equal to the net investment factor as defined in the prospectus;
       and

  (b) is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Certificate's annuity tables is 6% per year (5% per year for Oregon and Texas Certificates). An AIR of 3% per year is also available upon Written Request.

With  a  particular  AIR, payments after the first  one  will  increase  or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0%
between the time of the first and second payments. With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment  would  stay the same.  With an actual return of  3%,  the  3%  AIR payment would stay the same while the 6% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.

Re-Allocating Sub-Account Payments

The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Keyport to change the Sub-Account(s) used to determine the amount of the variable annuity payments once every 6 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 10% and must be a whole number. At the end of the Valuation Period during which Keyport receives the request, Keyport will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

                                 CUSTODIAN

The custodian of the assets of the Variable Account is State Street Bank and Trust Company, a state chartered trust company. Its principal office is at 225 Franklin Street, Boston, Massachusetts.

                           PRINCIPAL UNDERWRITER

The   Contract  and  Certificates,  which  are  offered  continuously,  are distributed by Keyport Financial Services Corp. ("KFSC"), a wholly-owned subsidiary of Keyport.

                                  EXPERTS


The consolidated financial statements of Keyport Life Insurance Company at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of Keyport Life Insurance Company-Variable Account A at December 31, 1999 and for each of the two years in the period ended December 31, 1999, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


                          INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as sales charges or administrative charges) that are deducted directly from contract values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

Yields for Stein Roe Money Market Sub-Account

Yield and effective yield percentages for the Stein Roe Money Market Sub-Account are calculated using the method prescribed by the Securities and Exchange Commission. Both yields reflect the deduction of the annual 0.35% asset-based Certificate charge. Both yields also reflect, on an allocated basis, the Certificate's annual $35 Certificate Maintenance Charge. Both yields do not reflect premium tax charges. The yields would be lower if these charges were included. The following are the standardized formulas:

Yield equals:   (A - B - 1) x   365
                   C             7

Effective Yield Equals:   (A - B)365/7 - 1
                             C

Where:

   A =  the Accumulation Unit value at the end of the 7-day period.

   B = hypothetical Certificate Maintenance Charge for the 7-day period. The assumed annual Stein Roe Money Market Sub-Account charge is equal to the $35 Certificate charge multiplied by a fraction equal to the average number of Certificates with Stein Roe Money Market Sub-Account value during the 7-day period divided by the average total number of Certificates during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one Stein Roe Money Market Sub-Account Accumulation Unit during the 7-day period divided by the average Certificate Value in Stein Roe Money Market Sub-Account during the 7-day period.

   C =  the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the Stein Roe Money Market Sub-Account will continue over an entire year. The effective yield formula also annualizes seven days of net income but it assumes that the net income is reinvested over the year. This compounding effect causes effective yield to be higher than the yield.


For the 7-day period ended 12/31/99 the yield for the Stein Roe Money Market Sub-Account was 4.27% and the effective yield was 4.33%.


                           FINANCIAL STATEMENTS

The financial statements of the Variable Account and Keyport Life Insurance Company are included in the statement of additional information. The consolidated financial statements of Keyport Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                  PART C

Item 24. Financial Statements and Exhibits


   @ (a)  Financial Statements:
          Included in Part B:
          Variable Account A:
           Statement of Assets and Liabilities - December 31, 1999 Statement of Operations and Changes in Net Assets for the years ended December 31, 1999 and 1998
           Notes to Financial Statements
          Keyport Life Insurance Company:
           Consolidated Balance Sheet - December 31, 1999 and 1998 Consolidated Income Statement for the years ended December 31,
                1999, 1998 and 1997
           Consolidated Statement of Stockholder's Equity for the years ended December 31, 1999, 1998 and 1997
           Consolidated Statement of Cash Flows for the years ended
                December 31, 1999, 1998 and 1997
           Notes to Consolidated Financial Statements


     (b)  Exhibits:

    *     (1)  Resolution of the Board of Directors establishing Variable
               Account A

          (2)  Not applicable

    *     (3a) Principal Underwriter's Agreement

    *     (3b) Specimen Agreement between Principal Underwriter and Dealer

    ***   (3c) Manning & Napier Broker/Dealer's Agreement

    *     (4a) Form of Group Variable Annuity Contract of Keyport Life
               Insurance Company

    *     (4b) Form of Variable Annuity Certificate of Keyport Life
               Insurance Company

    *     (4c) Form of Tax-Sheltered Annuity Endorsement

    *     (4d) Form of Individual Retirement Annuity Endorsement

    *     (4e) Form of Corporate/Keogh 401(a) Plan Endorsement

    ***   (4f) Specimen Group Variable Annuity Contract of Keyport Life
               Insurance Company (M&N)

    ***   (4g) Specimen Variable Annuity Certificate of Keyport Life
               Insurance Company (M&N)

    ****  (4h) Specimen Group Variable Annuity Contract of Keyport Life
               Insurance Company (KA)

    ****  (4i) Specimen Variable Annuity Certificate of Keyport Life
               Insurance Company (KA)

    ++    (4j) Form of Individual Variable Annuity Contract of Keyport
               Life Insurance Company

    ++    (4k) Specimen Individual Variable Annuity Contract of Keyport
               Life Insurance Company(KA)

    ++    (4l) Specimen Group Exchange Program Endorsement (KA)

    ++    (4m) Specimen Individual Exchange Program Endorsement (KA)

    ##    (4n) Specimen Group Variable Annuity Contract of Keyport Life
               Insurance Company (KAV)

    ##    (4o) Specimen Variable Annuity Certificate of Keyport Life
               Insurance Company (KAV)

    ##    (4p) Specimen Individual Variable Annuity Contract of Keyport
               Life Insurance Company (KAV)

    *     (5a) Form of Application for a Group Variable Annuity Contract

    *     (5b) Form of Application for a Group Variable Annuity Certificate

    *     (6a) Articles of Incorporation of Keyport Life Insurance Company

    *     (6b) By-Laws of Keyport Life Insurance Company

          (7)  Not applicable

    **    (8a) Form of Participation Agreement

    ***   (8b) Participation Agreement Among Manning & Napier Insurance
               Fund, Inc., Manning & Napier Investor Services, Inc., Manning & Napier Advisors, Inc., and Keyport Life Insurance Company

    ****  (8c) Participation Agreement Among MFS Variable Insurance Trust,
               Keyport Life Insurance Company, and Massachusetts Financial Services Corp.

    ****  (8d) Participation Agreement Among The Alger American Fund,
               Keyport Life Insurance Company, and Fred Alger and Company, Incorporated

    ****  (8e) Participation Agreement Among Alliance Variable Products
               Series Fund, Inc., Alliance Fund Distributors, Inc., Alliance Capital Management L.P., and Keyport Life Insurance Company


    ###   (8f) Participation Agreement By and Among AIM Variable Insurance
               Funds, Inc., Keyport Life Insurance Company, on Behalf of Itself and its Separate Accounts, and Keyport Financial Services Corp.


    #     (8g) Amended and Restated Participation Agreement By and Among
               Keyport Variable Investment Trust, Keyport Financial Services Corp., Keyport Life Insurance Company and Liberty Life Assurance Company of Boston


    ###   (8h) Amended and Restated Participation Agreement By and Among
               SteinRoe Variable Investment Trust, Keyport Financial Services Corp., Keyport Life Insurance Company and Liberty Life Assurance Company of Boston


    +     (9)  Opinion and Consent of Counsel


    @     (10) Consents of Independent Auditors


          (11) Not applicable

          (12) Not applicable

    ++++  (13) Schedule for Computations of Performance Quotations

    +++   (15) Chart of Affiliations


    ####  (16) Powers of Attorney

    @     (27) Financial Data Schedule


*    Incorporated  by reference to Registration Statement  (File  No.  333-
     1043) filed on or about February 16, 1996.

** Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement (File No. 333-1043) filed on or about August 22, 1996.

*** Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement (File No. 333-1043) filed on or about October 15, 1996.

**** Incorporated by reference to Post-Effective Amendment No. 1 to the
     Registration Statement (File No. 333-1043) filed on or about October 18, 1996.

+ Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement (File No. 333-1043) filed on or about May 1, 1997.

++ Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement (File No. 333-1043) filed on or about July 30, 1997.

+++ Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement (File No. 333-1043) filed on or about February 6, 1998.

++++ Incorporated by reference to Post-Effective Amendment No. 8 to the
     Registration Statement (File No. 333-1043) filed on or about February 27, 1998.

# Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 of Variable Account J of Liberty Life Assurance Company of Boston (Files No. 333-29811; 811-08269) filed on or about July 17, 1997.

## Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement (File No. 333-1043) filed on or about March 20, 1998.


### Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement (File No. 333-1043) filed on or about May
     8, 1998.

#### Incorporated by reference to Pre-Effective Amendment No. 1 to the
     Registration Statement (File No. 333-84701) filed on or about December 10, 1999.

@    To be filed by Amendment.


Item 25. Directors and Officers of the Depositor.

Name and Principal                       Positions and Offices
Business Address*                        with Depositor



Frederick Lippitt                        Director
The Providence Plan
740 Hospital Trust Building
15 Westminster Street
Providence, RI 02903

Mr. Robert C. Nyman                      Director
12 Cooke Street
Providence, RI 02906-2006


Philip K. Polkinghorn                    Director and President

Paul H. LeFevre, Jr.                     Chief Operating Officer


Bernard R. Beckerlegge                   Senior Vice President and General
                                         Counsel


William Hayward                          Senior Vice President


Bernhard M. Koch                         Senior Vice President and Chief
                                         Financial Officer

Stewart R. Morrison                      Senior Vice President and Chief
                                         Investment Officer

Francis E. Reinhart                      Senior Vice President and Chief
                                         Information Officer



Garth A. Bernard                         Vice President

Daniel C. Bryant                         Vice President and Assistant
                                         Secretary

Clifford O. Calderwood                   Vice President

James P. Greaton                         Vice President and Corporate
                                         Actuary

Jacob M. Herschler                       Vice President



James J. Klopper                         Vice President and Secretary

Leslie J. Laputz                         Vice President

Jeffrey J. Lobo                          Vice President - Risk Management

Suzanne E. Lyons                         Vice President - Human Resources


Thomas P. O'Grady                        Vice President


Jeffery J. Whitehead                     Vice President and Treasurer

Ellen L. Wike                            Vice President

Daniel T. H. Yin                         Vice President

Nancy C. Atherton                        Assistant Vice President

John G. Bonvouloir                       Assistant Vice President &
                                         Assistant Treasurer


Reese R. Boyd III                        Assistant Vice President


Paul R. Coady                            Assistant Vice President

Stephen Cross                            Assistant Vice President and
                                         Assistant Controller

Alan R. Downey                           Assistant Vice President


Gregory L. Lapsley                       Assistant Vice President

Kenneth M. LeClair                       Assistant Vice President


Scott E. Morin                           Assistant Vice President and
                                         Controller



Sean P. O'Brien                          Assistant Vice President


Diane Pursley                            Assistant Vice President

Richard D. Ribeiro                       Assistant Vice President


Teresa M. Shumila                        Assistant Vice President

Daniel T. Smyth                          Assistant Vice President

Donald A. Truman                         Assistant Vice President and
                                         Assistant Secretary


Jane Withington                          Assistant Vice President


Frederick Lippitt                        Assistant Secretary

*125 High Street, Boston, Massachusetts 02110, unless noted otherwise.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

      The Depositor controls the Registrant, KMA Variable Account, Keyport 401 Variable Account, Keyport Variable Account I, and Keyport Variable Account II, under the provisions of Rhode Island law governing the establishment of these separate accounts of the Company.


       The Depositor controls Liberty Advisory Services Corp. (LASC) (formerly known as Keyport Advisory Services Corp.), a Massachusetts corporation functioning as an investment adviser, through 100% stock ownership. LASC files separate financial statements.

      The Depositor controls Keyport Financial Services Corp. (KFSC), a Massachusetts corporation functioning as a broker/dealer of securities, through LASC's 100% stock ownership of KFSC. KFSC files separate financial statements.


       The Depositor controls Independence Life and Annuity Company ("Independence Life")(formerly Keyport America Life Insurance Company), a Rhode Island corporation functioning as a life insurance company, through 100% stock ownership. Independence Life files separate financial statements.

       The Depositor controls Keyport Benefit Life Insurance Company ("Keyport Benefit")(formerly American Benefit Life Insurance Company), a New York corporation functioning as a life insurance company, through 100% stock ownership. Keyport Benefit files separate financial statements.


      The chart for the affiliations of the Depositor is incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement (File No. 333-1043) filed on or about February 6, 1998.

Item 27. Number of Contract Owners.


     As of March 31, 2000, there were     Qualified Contract Owners and ___
Non-Qualified Contract Owners.


Item 28. Indemnification.

      Directors and officers of the Depositor and the principal underwriter are covered persons under Directors and Officers/Errors and Omissions liability insurance policies issued by ICI Mutual Insurance Company, Federal Insurance Company, Firemen's Fund Insurance Company, CNA and Lumberman's Mutual Casualty Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers under such insurance policies, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in the successful defense of any action, suit or proceeding) is asserted by such director or officer in connection with the variable annuity contracts, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.


      Keyport Financial Services Corp. (KFSC) is principal underwriter of the variable annuity and variable life insurance contracts. KFSC is the principal underwriter for Variable Account A of Keyport Life Insurance Company. KFSC is also principal underwriter for Variable Account J and Variable Account K of Liberty Life Assurance Company of Boston; for Variable Account A of Keyport Benefit Life Insurance Company; for the KMA Variable Account and Keyport Variable Account-I of Keyport Life Insurance Company; and for the Independence Variable Annuity Separate Account and Independence Variable Life Separate Account of Independence Life and Annuity Acccount. KFSC receives no compensation for its services.

The directors and officers of Keyport Financial Services Corp. are:


Name and Principal                  Position and Offices
Business Address*                   with Underwriter

Jacob M. Herschler                  Director

Paul T. Holman                      Director and Assistant Clerk

James J. Klopper                    Director, President and Clerk

Daniel C. Bryant                    Vice President

Rogelio P. Japlit                   Treasurer

Donald A. Truman                    Assistant Clerk

*125 High Street, Boston, Massachusetts 02110.

Item 30. Location of Accounts and Records.

     Keyport Life Insurance Company, 125 High Street, Boston, Massachusetts
02110.

Item 31. Management Services.

     Not applicable.

Item 32. Undertakings.

      (a) Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

      (b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
(2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

      (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Representation

      Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor. Further, this representation applies to each form of the contract described in a prospectus and statement of additional information included in this registration statement.

                                SIGNATURES

                                SIGNATURES



As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Boston and Commonwealth of Massachusetts, on this 28th day of February, 2000.

                                       Variable Account A
                                          (Registrant)


                               BY:  Keyport Life Insurance Company
                                          (Depositor)


                               BY:  /s/ Philip K.Polkinghorn*
                                     Philip K. Polkinghorn
                                     President






*BY:  /s/ James J. Klopper            February 28, 2000
     James J. Klopper                     Date
     Attorney-in-Fact



* James J. Klopper has signed this document on the indicated date on behalf of Mr. Polkinghorn pursuant to power of attorney duly executed by him and included as part of Exhibit 16 in Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 filed on or about December 10, 1999 (File No. 333-84701; 811-7543).

     As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Frederick Lippitt*               /s/ Philip K. Polkinghorn*
Frederick Lippitt                     Philip K. Polkinghorn
Director                              President
                                      (Principal Executive Officer)


/s/ Robert C. Nyman*                 /s/ Bernhard M. Koch*
Robert C. Nyman                       Bernhard M. Koch
Director                              Senior Vice President
                                      (Chief Financial Officer)


/s/ Philip K. Polkinghorn
Philip K. Polkinghorn
Director


*BY:  /s/ James J. Klopper            February 28, 2000
     James J. Klopper                     Date
     Attorney-in-Fact



* James J. Klopper has signed this document on the indicated date on behalf of each of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement (File Nos. 333-84701; 811-7543) filed on or about December 10, 1999.